Rule 497(e)

File Nos. 002-75503

811-03364

MAXIM SERIES FUND, INC.

Maxim Money Market Portfolio

Supplement dated January 16, 2009 to the Prospectus for the
Maxim Money Market Portfolio, dated August 18, 2008

Effective January 15, 2009, Maxim Capital Management, LLC (“MCM”), the Portfolio’s investment adviser, has agreed to waive, on a voluntary basis, all or a portion of the Portfolio’s management fees. The fee waiver is expected to continue until June 30, 2009, and MCM may modify, extend or terminate the waiver at any time at its sole discretion without notice.

The Annual Portfolio Operating Expenses table on page 6 of the Prospectus is deleted in its entirety and replaced with the following:

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

Maxim Money Market Portfolio
Management Fees	0.46%
Distribution (12b-1) Fees	NONE
Other Expenses	0.00%
Total Annual Portfolio Operating Expenses[1]	0.46%

1 Effective January 15, 2009, MCM agreed to waive, on a voluntary basis, all or a portion of the Portfolio’s management fees to the extent it deems appropriate to enhance the yield of the Portfolio during periods when expenses have a significant impact on the yield of the Portfolio. The fee waiver is expected to continue until June 30, 2009, and MCM may modify, extend or terminate the waiver at any time at its sole discretion without notice.

The table on page 9 of the Prospectus displaying the management fees paid to MCM is deleted in its entirety and replaced with the following:

The management fees paid to MCM for the last fiscal year are as follows:

Portfolio	Percentage of Average Net Assets
Maxim Money Market Portfolio	0.46%[1]

1 Effective January 15, 2009, MCM agreed to waive, on a voluntary basis, all or a portion of the Portfolio’s management fees to the extent it deems appropriate to enhance the yield of the Portfolio during periods when expenses have a significant impact on the yield of the Portfolio. The fee waiver is expected to continue until June 30, 2009, and MCM may modify, extend or terminate the waiver at any time at its sole discretion without notice.

This Supplement must be accompanied by or read in conjunction with the current Prospectus, dated August 18, 2008, and should be retained for future reference.